UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1300 Morris Drive	Chesterbrook,	PA	19087-5594
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") on March 11, 2021.

(b) Each of the four items listed below was submitted to a vote of the Company's stockholders at the 2021 Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 28, 2021 (the "Definitive Proxy Statement"). The final voting results are below:

Item 1 - Election of Directors.

Each of the individuals listed below was elected by the Company's stockholders to serve as a director until the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	174,129,468	4,025,247	149,509	9,415,365
Steven H. Collis	169,098,474	8,850,035	355,715	9,415,365
D. Mark Durcan	173,747,432	4,406,892	149,900	9,415,365
Richard W. Gochnauer	160,467,819	17,682,832	153,573	9,415,365
Lon R. Greenberg	176,371,868	1,766,862	165,494	9,415,365
Jane E. Henney, M.D.	168,694,506	9,467,464	142,254	9,415,365
Kathleen W. Hyle	163,947,927	14,209,832	146,465	9,415,365
Michael J. Long	150,612,231	27,540,520	151,473	9,415,365
Henry W. McGee	159,153,088	18,999,293	151,843	9,415,365
Dennis M. Nally	177,537,863	547,297	219,064	9,415,365

Item 2 - Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2021.

The Company's stockholders approved this item. The voting results are as follows:

For	Against	Abstentions
181,184,825	6,498,190	36,574

Item 3 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers.

The Company's stockholders approved this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
91,818,540	85,990,782	494,902	9,415,365

Item 4 - Stockholder Proposal to adopt a policy that the Chairman of the Board be an independent director.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
57,325,513	120,780,556	198,155	9,415,365

No item other than the four items addressed above and described in the Definitive Proxy Statement was submitted at the 2021 Annual Meeting for stockholder action.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	March 16, 2021	By:	/s/ John G. Chou
		Name:	John G. Chou
		Title:	Executive Vice President & Chief Legal Officer